UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  December 17, 2007

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                On December 17, 2007, Helmerich & Payne, Inc. (“Registrant”), Helmerich & Payne International Drilling Co., and Bank of Oklahoma, National Association entered into a First Amendment to First Amended and Restated Credit Agreement which extended the term of the First Amended and Restated Credit Agreement through December 15, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1

First Amendment to First Amended and Restated Credit Agreement dated December 17, 2007, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co., and Bank of Oklahoma, National Association.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: December 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to First Amended and Restated Credit Agreement dated December 17, 2007, among Helmerich & Payne, Inc., Helmerich & Payne International Drilling Co., and Bank of Oklahoma, National Association.